Rule 497(k)

File No. 333-174332

First Trust Exchange-Traded Fund IV

SUMMARY PROSPECTUS
First Trust Strategic Income ETF
Ticker Symbol:	FDIV
Exchange:	The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FDIV. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund’s prospectus and statement of additional information, both dated March 31, 2017, are all incorporated by reference into this Summary Prospectus.
March 31, 2017

Investment Objectives
The First Trust Strategic Income ETF's (the "Fund") primary investment objective is to seek risk-adjusted income. The Fund’s secondary investment objective is capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.32%
Total Annual Fund Operating Expenses	1.17%
Expense Reimbursement(2)	0.30%
Net Annual Fund Operating Expenses After Expense Reimbursement	0.87%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before March 31, 2018.
(2)	Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust Advisors L.P., the Fund’s investment advisor, the management fees paid to the Fund’s investment advisor will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that, the investment companies are advised by the Fund’s investment advisor. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of the Fund’s management agreement with the Fund’s investment advisor, however, it is expected to remain in place for no less than one year from the date of this prospectus.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until March 31, 2018, and thereafter at 1.42% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. The example assumes that the Fund’s investment advisor’s agreement to waive certain acquired fund fees and expenses will be terminated following March 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$89	$390	$719	$1,650
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund (“ETF”). First Trust Advisors L.P. is the investment advisor (the “Advisor”) to the Fund. The following will serve as investment sub-advisors (each, a “Sub-Advisor”) to the Fund: First Trust Global Portfolios Ltd; Energy Income Partners, LLC; Stonebridge Advisors LLC; and Richard Bernstein Advisors LLC. The Advisor’s Investment Committee determines the Fund’s strategic allocation among various general investment categories and allocates the Fund’s assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a “Management Team”), which employ their respective investment strategies.

The Fund’s investment categories will be: (i) high yield corporate bonds, commonly referred to as “junk” bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies (as defined below), certain of which are referred to as master limited partnerships (“MLPs”); and (vi) dividend paying U.S. exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts. The Management Teams may utilize a related option overlay strategy and/ or derivative instruments in implementing their respective investment strategies for the Fund. The Fund seeks to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor. The Advisor expects that the Fund may at times invest significantly in other ETFs, including but not limited to, other ETFs that are advised by the Advisor; accordingly, the Fund may operate principally as a “funds of funds,” but will not necessarily operate as such at all times.
Each Management Team will select the securities for its respective investment category by following the investment strategies set forth below:
High yield corporate bonds and senior loans
In constructing the high yield corporate bonds and first lien senior secured floating rate bank loans (senior loans) portion of the portfolio, the Management Team employs a credit analysis process that involves the evaluation of industry trends, management quality, ownership, collateral adequacy, enterprise value and the consistency of corporate cash flows. This credit analysis process supports the portfolio construction process that considers the macro-economic outlook and near-term economic climate. The Management Team utilizes both the primary and secondary markets. Additional key items that the Management Team considers in the portfolio construction process include relative value assessment, diversification, ongoing monitoring and liquidity. Senior loans are generally considered to be high yield scurrilities, or "junk" bonds.
•	Relative value assessment. Each potential investment opportunity is evaluated relative to other opportunities available in the market.
•	Portfolio. The Management Team seeks to have a broad portfolio across individual issuers and industries. While the portfolio is expected to hold both senior loans and high yield bonds, the allocation between the two assets classes will shift over time as relative value opportunities change.
•	Ongoing monitoring. The Management Team actively monitors the performance of all positions on an ongoing basis.
•	Liquidity. The investment process favors investments in more liquid issuers and the Management Team analyzes the potential liquidity of each investment opportunity prior to purchase.
Mortgage-related investments
In constructing the mortgage-related investments portion of the portfolio, the Management Team considers sector analysis, security analysis, total return scenario analysis and surveillance. The mortgage-related investments in which the Fund may invest include mortgage-backed securities (such as residential mortgage-backed securities and commercial mortgage-backed securities), mortgage dollar rolls and to-be-announced transactions. The mortgage-backed securities in which the Fund invests may include non-agency sponsored mortgage-backed securities.
•	Sector analysis. The Management Team performs top-down review of core mortgage-backed securities sectors and macro-economic market trends based on bottom-up analysis of individual securities to determine the sectors in which the Fund will be overweight, neutral weight and underweight.
•	Security analysis. The Management Team evaluates individual securities based on criteria such as price, yield, rating and option adjusted spreads, prepayment sensitivity and forecasting, default risk, interest rate duration and key rate exposure, sensitivity to yield volatility, liquidity premium and normalized valuation for each security class.
•	Total return scenario analysis. The Management Team performs individual security and portfolio level return analysis using extensive scenario stress testing of yield curve and spread shocks and/or movements.
•	Surveillance. The Management Team analyzes holdings on a systematic basis to monitor any changes in security and portfolio performance or meaningful changes in risk measures.
•	Performance attribution. The Management Team performs granular total return analysis by reviewing key portfolio attributes such as duration, yield curve positioning and sector allocations, as well as spreads. The portfolio’s performance is also compared to various benchmarks.
Preferred securities
In constructing the preferred and hybrid securities portion of the portfolio, the Management Team considers the following factors. Hybrid preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Certain of the hybrid securities held by the fund may be issued by companies operating in emerging markets.
•	Credit analysis. The Management Team performs bottom-up fundamental credit research on issuers and individual security characteristics to determine suitability for the investment portfolio.

•	Sector analysis. The Management Team performs top-down sector and industry analysis to aid in determining appropriate sector weightings and overall credit risk of the portfolio.
•	Regulatory analysis. The Management Team performs top-down analysis of the impact of regulatory changes for each sector as it relates to credit worthiness.
•	Macro-economic and interest rate analysis. The Management Team performs analysis of macro-economic conditions and interest rate trends to determine an appropriate duration target and overall credit and interest rate risk for the portfolio.
•	Relative value analysis. The Management Team determines the relative value of individual preferred and hybrid securities for inclusion in the portfolio by analyzing new issues and secondary market securities based on various measures of credit spread to treasuries/other credit spread products, various measures of yield, call/ extension risk, credit quality, capital structure positioning, duration and individual security characteristics.
•	Technical market analysis. The Management Team analyzes trading patterns, market liquidity, deal sizes, new issuance trends and interest rate conditions to evaluate market conditions.
International sovereign bonds
In constructing the international sovereign bonds portion of the portfolio, the Management Team focuses on a two-way adaptive process, which combines the Management Team’s current fundamental economic assessment with available risk premiums to determine the optimal risk/reward mix for the portfolio. Certain of the international sovereign bonds held by the Fund may be considered to be high yield securities, or "junk" bonds. The process includes the following considerations.
•	The Management Team determines the strategic outlook by assessing structural macro-economic themes, such as debt burdens, inflation, politics and capital flows together with shorter term market drivers like valuations, liquidity and sentiment.
•	The Management Team analyzes the relevant risk premiums and factors impacting underlying issuers and securities in the investable universe by looking at various quantitative and qualitative measures. The core risk premiums are considered to be interest rate risk, credit risk and currency risk.
•	The Management Team translates the strategic outlook into exposures to the desired risk premiums expressing the Management Team’s conviction levels, time horizons and risk tolerances consistent with macro-economic scenarios. The portfolio is actively allocated across the investment universe by selecting those issuers and securities that provide the desired interest rate, credit and currency risk exposures. Consideration is also given to individual security liquidity and suitability for the portfolio.
•	The Management Team will seek to add exposure to individual issuers, securities or currencies that it views as undervalued compared to its assessment of the issuer, security or currency’s fair market value. Relative and absolute valuation metrics are used comparing yield, spread, interest rate differentials and overbought/over- sold indicators among others.
•	The Management Team will provide ongoing portfolio monitoring so that the portfolio maintains its exposure to the Management Team’s desired risk premiums. Systems and controls in place monitor overall portfolio risk and also ensure adherence to mandates and regulatory constraints.
Energy Infrastructure Companies
Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. Canadian energy yield corporations (“yieldcos”); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. In constructing the Energy Infrastructure Companies portion of the portfolio, the Management Team utilizes the following three step investment process: (1) defining the universe of companies in the energy sector and energy utilities industries that have high dividend payout ratios and/or are involved in the energy infrastructure business; (2) identifying, among this universe, companies that pass a quality threshold established by the Management Team; and (3) constructing the portfolio by determining the portfolio weighting of companies that have made it through the first two steps.
In step 1, the Management Team defines the universe by seeking energy sector and energy utilities companies weighted towards:
•	Regulated monopoly or monopoly-like assets (i.e., companies that own unique assets that provide for a sustainable competitive advantage due to control of location);
•	Non-cyclical cash flows (i.e., companies that have most or all of their assets in businesses whose revenues tend not to fluctuate with commodity prices and tend to be less sensitive to changes in the economic cycle);
•	Fee-for-service revenues (i.e., companies that have most or all of their assets in businesses whose revenues are not tied to changes in commodity prices and/or volumes actually shipped through or stored in their facilities); and
•	Cost escalators (i.e., companies that have most or all of their assets in businesses whose revenues and/or margins can be adjusted to compensate for changes in the company’s costs).
In step 2, the Management Team identifies companies that pass a quality threshold established by the Management Team by utilizing both quantitative aspects to measure quality, such as the stability of cash flows, returns on invested capital, financial leverage and earnings coverage of dividends, as well as qualitative aspects, such as the confidence that the Management Team has in a company’s management and the quality of its assets.
In step 3, the Management Team constructs the portfolio by determining the portfolio weighting of companies that have made it through the first two steps. The Management Team will balance each position’s expected rate of return against risks, limitations on position sizes and Fund’s portfolio limitations.
Equity securities
In constructing the equity securities portion of the portfolio, the Management Team utilizes the following investment process.
•	Construct a universe with all the equity securities that are listed on U.S. exchanges, including American depositary receipts (“ADRs”) but excluding preferred securities, master limited partnerships and mortgage real estate investment trusts (“REITs”). Certain of the ADRs in which the Fund invests may be issued by companies operating in emerging markets.
•	Create a global high dividend yield universe by removing companies with a yield that is less than the market average and also by removing the highest ranked yields, which are considered to have a higher risk of a future dividend cut.
•	The Management Team examines the sustainability of dividends on the global high dividend yield universe by screening for debt levels below the market average, earnings growth and consistency of earnings.
•	The Management Team applies a proprietary mean-variance optimization (MVO) method to risk-weight the stocks. The MVO process also limits security weights to approximately 4% of the equity portion of the portfolio and applies sector/industry caps and minimum thresholds for price-per-share, liquidity (average daily trading volume) and market-capitalization.
The Fund may invest in the securities within the investment categories directly or, alternatively, may invest in other ETFs that generally provide exposure to those categories. Any other ETFs in which the Fund invests to gain exposure to an investment category may be subject to investment parameters that differ in certain respects from those that have been established for such investment category. In general, ETFs will be selected for the Fund to provide exposure to the various investment categories or to achieve diversification within an investment category. ETFs may also be used for defensive purposes or to equitize cash. To enhance expected return, the Advisor may periodically tactically adjust investment category weights. Security selection is performed for the Fund by the Advisor and/or a Sub-Advisor.
In general, the fixed income securities in which the Fund invests may be issued by U.S. and non-U.S. issuers, of any capitalization range or credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. In addition, the fixed income securities in which the Fund will invest may have effective or final maturities of any length.
The Fund may invest in the equity securities, including preferred securities, of non-U.S. issuers, either directly or through investments that are in the form of depositary receipts. The Fund expects that the depositary receipts in which it invests will be exchange-traded and will not include unsponsored depositary receipts. The Fund may invest in equity securities issued by small, mid or large capitalization companies. The portion of the Fund’s net assets that are denominated in currencies other than the U.S. dollar is not expected to exceed 30%.
The Fund may invest in derivative instruments for various purposes, including to hedge investments or to enhance return. In general, the Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, exchange-listed stock index options and forward contracts. In addition, the Fund expects to enter into certain types of derivatives transactions with respect to certain of the particular investment categories described above.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COVERED CALL RISK. Covered call risk is the risk that the Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DERIVATIVES RISK. The use of exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, exchange-listed stock index options and forward contracts can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
The use of derivatives presents risks different from, and greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments and futures contracts, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Advisor's derivatives strategies will depend on the ability of the Management Teams to assess and predict the impact of market or economic developments on the underlying asset, index or rate, and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.
ENERGY INFRASTRUCTURE COMPANIES RISK. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services.
Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy infrastructure companies.
Certain Energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
ETF RISK. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An investment can be made in the underlying ETFs directly rather than through the Fund. These direct investments can be made without paying the fees and expenses associated with the Fund.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by companies that may have limited operating history narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.
INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the instrument’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund’s investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund’s expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Advisor.
LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnershipThe Fund's. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. A significant portion of MLP income has historically been offset by tax deductions. The Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital.
MORTGAGE SECURITIES RISK. The Fund invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.
NON-AGENCY DEBT RISK. Non-agency debt, including mortgage-backed securities that are not issued by a government-sponsored entity such as Fannie Mae, Freddie Mac and Ginnie Mae, are not afforded the protections of backing by the U.S. government. This makes such securities more susceptible to credit, liquidity and other risks discussed in this prospectus.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;

lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.
SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearing house for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compare to those of two broad-based market indices and a blended index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Strategic Income ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
5.09%	June 30, 2016	-3.59%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	Since Inception	Inception Date
Return Before Taxes	11.69%	3.79%	8/13/2014
Return After Taxes on Distributions	9.81%	2.09%
Return After Taxes on Distributions and Sale of Shares	6.58%	2.10%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.03%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	8.07%
Blended Index(1) (reflects no deduction for fees, expenses or taxes)	11.99%	2.35%
(1)	The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisors
Energy Income Partners, LLC (“EIP”)
First Trust Global Portfolios Ltd. (“FTGP”)
Richard Bernstein Advisors LLC (“RBA”)
Stonebridge Advisors LLC (“Stonebridge”)
Advisor’s Investment Committee
The Advisor’s Investment Committee, which determines the Fund’s strategic allocation among various general investment categories and allocates the Fund’s assets, consists of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust;
•	Jon C. Erickson, Senior Vice President of First Trust;

•	Roger F. Testin, Senior Vice President of First Trust;
•	Todd Larson, CFA, Vice President and Portfolio Manager of First Trust;
•	John Gambla, CFA, FRM, PRM, Senior Portfolio Manager of First Trust;
•	Rob A. Guttschow, CFA, Senior Portfolio Manager of First Trust; and
•	Chris A. Peterson, CFA, Senior Vice President of First Trust.
Advisor Portfolio Managers
•	William Housey, CFA, Senior Vice President and Senior Portfolio Manager of First Trust;
•	Scott D. Fries, CFA, Senior Vice President and Portfolio Manager of First Trust;
•	Jeremiah Charles, Vice President and Portfolio Manager of First Trust; and
•	James Snyder, Vice President and Portfolio Manager of First Trust.
Sub-Advisor Portfolio Managers
•	James J. Murchie, Founder, Chief Executive Officer, Co-Portfolio Manager and Principal of EIP.
•	Eva Pao, Portfolio Manager and Principal of EIP.
•	Linda Longville, Research Director and Principal of EIP.
•	Saul Ballesteros, Head of Trading and Operations and Principal of EIP.
•	John K. Tysseland, Portfolio Manager and Principal of EIP.
•	Derek Fulton, Chief Executive Officer and Chief Investment Officer of FTGP.
•	Leonardo Da Costa, Portfolio Manager of FTGP.
•	Richard Bernstein, Chief Executive Officer and Chief Investment Officer of RBA.
•	Scott T. Fleming, President and Chief Investment Officer of Stonebridge.
•	Robert Wolf, Senior Vice President and Senior Portfolio Manager, Stonebridge Advisors LLC.
•	Danielle Salters, CFA, Portfolio Manager and Credit Analyst, Stonebridge Advisors LLC.
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of a Management Team since 2014, except for Scott D. Fries and Leonardo Da Costa who have served as part of a Management Team since 2015 and Chris A. Peterson who has served as part of the Management Team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FDIVSP033117